Exhibit 10.6

AMENDMENT TO CREDIT AGREEMENT

        AMENDMENT, dated as of November 1, 2002 (the "Amendment"), to the Credit Agreement dated as of February 8, 2002, by and among EON LABS, INC., a Delaware corporation and EON PHARMA, LLC, a Delaware limited liability company (each a "Company" and, collectively the "Companies") and JPMORGAN CHASE BANK, a New York banking corporation, (the "Lender").

RECITALS

        The Companies have requested and the Lender has agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement as hereinafter set forth.

        Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1.    Amendments. (a) The proviso in the first sentence of Section 6.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

          ; provided however, (x) with respect to the period commencing on September 30, 2003, product liability insurance shall be in an amount not less than $80,000,000 per claim and in the aggregate except with respect to (a) phentermine, which shall be not less than $35,000,000 per claim and in the aggregate, and (b) phenylpropanolamine, which shall be not less than $75,000,000 per claim and in the aggregate, and which may be "Supplemental Extended Reporting Policies" only and (y) with respect to the period prior to September 30, 2003, product liability insurance shall be in an amount not less than $25,000,000 per claim and in the aggregate, together with $15,000,000 of product liability insurance per claim and in the aggregate with respect to phentermine, and $75,000,000 of product liability insurance per claim and in the aggregate with respect to phenylpropanolamine.

          (b)  Section 8.01 is hereby amended to (x) delete the text "or" at the end of clause (n) thereof, (y) insert the text "or" at the end of clause (o) thereof, and (z) add a new clause (p) which shall read in its entirety as follows:

            (p)  any Company shall receive notification that any product liability insurance required to be maintained pursuant to Section 6.01 will not be renewed or will only be renewed in an amount less than the coverage required and prior to the earlier of (i) the effective date of such renewal or reduced amount and (ii) thirty (30) days from the date of such notice, the Companies shall not have in full force and effect the product insurance policies required to be maintained pursuant to Section 6.01;

        2.    Conditions of Effectiveness. It is a condition to the effectiveness of this Amendment that the Bank receive a fee in the amount of $2,000 on the date hereof.

        3.    Miscellaneous.

        THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

        All capitalized terms used herein shall have the same meanings as in the Credit Agreement unless specifically defined herein.

        This Amendment shall constitute a Loan Document.

        Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the terms thereof. As amended hereby, the Credit Agreement is ratified and confirmed in all respects. This Amendment is limited specifically to the matter set forth above and does not constitute directly or by implication an amendment or waiver of any other provisions of the Credit

Agreement or any Event of Default or Default which may occur or may have occurred under the Agreement.

        Each Company hereby represents and warrants that, after giving effect to this Amendment (a) each of the representations and warranties of the Companies and each Guarantor set forth in the Credit Agreement and each other Loan Document to which any thereof is a party is true and correct on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof, and (b) no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

        This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Amendment.

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        IN WITNESS WHEREOF, the Companies and the Lender have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

EON LABS, INC.
By:	/s/ WILLIAM F. HOLT
Name:	William F. Holt
Title:	Vice President Finance
EON PHARMA, LLC
By:	/s/ WILLIAM F. HOLT
Name:	William F. Holt
Title:	Vice President Finance
JPMORGAN CHASE BANK
By:	/s/ SANFORD WALD
Name:	Sanford Wald
Title:	Vice President

        The undersigned not a party to the Credit Agreement but as Guarantor under its Guaranty, hereby accepts and agrees to the terms of this Amendment and further acknowledge that its Guaranty is in full force and effect.

FORTE PHARMA, INC.
By:	/s/ WILLIAM F. HOLT
Name:	William F. Holt
Title:	President